SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                    ----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)           March 24, 1997
                                                     --------------------


               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                     333-16511               13-3526694
(State or other jurisdiction of       (Commission             (IRS Employer
 incorporation)                       File Number)              ID Number)

ONE NEW YORK PLAZA, NEW YORK, NEW YORK                            10292
(Address of principal executive offices)                        (Zip Code)

Registrant's Telephone Number,
 including area code:                                         (212) 214-7435



                                    NO CHANGE
(Former name or former address, if changed since last report)

Item 5.     OTHER EVENTS

          This Current Report on Form 8-K is being filed to file the consent of Coopers & Lybrand, L.L.P., independent public accountants to MBIA Insurance Corporation.


Item 7.     EXHIBITS

EXHIBIT NO.
    23.2    Consent of Coopers & Lybrand, L.L.P.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    PRUDENTIAL SECURITIES SECURED
                                    FINANCING CORPORATION


                                    By:  /s/  Len Blum
                                    Name:  Len Blum
                                    Title:  Vice President


Dated:  March 24, 1997

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Prospectus Supplement of our report dated January 22, 1996, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1995 and 1994 and for each of the three years ended December 31, 1995. We also consent to the reference to our firm under the caption "Experts".



                                                 /s/  Coopers & Lybrand L.L.P.
                                                 Coopers & Lybrand L.L.P.


March 24, 1997
New York, New York